UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




                        March 28, 1995 (March 28, 1995)
  ---------------------------------------------------------------------------
                Date of Report (Date of earliest event reported)



                             AMERICAN BRANDS, INC.
  ---------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



               Delaware                     1-9076            13-3295276
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   (State or other jurisdiction          (Commission        (IRS Employer
         of incorporation)               File Number)    Identification No.)



      l700 East Putnam Avenue, Old Greenwich, Connecticut      06870-0811
  ---------------------------------------------------------------------------
           (Address of principal executive offices)            (Zip Code)



Registrant's telephone number, including area code   (203) 698-5000
                                                     ----------------------

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events.
------   ------------------------------------

         Filed herewith is certain pro forma financial information of Registrant relating to the previously reported sales by Registrant of The American Tobacco Company and American Franklin Company.


Item 7.  Financial Statements, Pro Forma
------   Financial Information and Exhibits.
         ----------------------------------

         (b)  Pro Forma Financial Information.
              -------------------------------

              The following unaudited pro forma financial information of Registrant is attached hereto as Appendix A:

              (i)     Introductory paragraphs;

              (ii) Pro Forma Condensed Balance Sheet (Unaudited) at December 31, 1994;

              (iii) Pro Forma Condensed Statement of Income (Unaudited) for the year ended December 31, 1993;

              (iv) Pro Forma Condensed Statement of Income (Unaudited) for the year ended December 31, 1994; and

              (v)     Notes to Unaudited Pro Forma Condensed Financial
                      Statements.

         This Current Report shall not be construed as a waiver of the right to contest the validity or scope of any or all of the provisions of the Securities Exchange Act of 1934 under the Constitution of the United States, or the validity of any rule or regulation made or to be made under such Act.


                                   SIGNATURE
                                   ---------


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             AMERICAN BRANDS, INC.
                                             ---------------------
                                                  (Registrant)


                                             By    Joseph J. Griffin
                                               --------------------------------
                                               Joseph J. Griffin
                                               Vice President and
                                                 Controller



Date:  March 28, 1995

                                                                      APPENDIX A
                             AMERICAN BRANDS, INC.

               UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

The following unaudited pro forma condensed financial statements are presented for informational purposes only and do not purport to be indicative of the financial position which would actually have existed or the results of operations which would actually have been obtained if the transactions had occurred in the periods indicated below or which may exist or be obtained in the future. The ultimate use of the proceeds may differ from the assumptions used herein.

The following unaudited pro forma condensed statements of income for the years ended December 31, 1993 and 1994 give effect to: (i) the elimination of the results of operations and the 1994 gain on the sale of The American Tobacco Company ("American Tobacco"), a wholly-owned subsidiary of American Brands, Inc. ("American Brands"), which was sold in December 1994, as described in Note (A), and (ii) the pro forma adjustments related to the sale of American Tobacco and American Franklin Company ("Franklin"), as described in the Notes thereto. Franklin was sold in January 1995 and has been accounted for as a discontinued operation in the historical consolidated financial statements. The pro forma results of operations are presented as though these disposals occurred on January 1, 1993.

The following unaudited pro forma condensed balance sheet as of December 31, 1994 reflects the pro forma adjustments as to the assumed use of the proceeds on the sale of American Tobacco and Franklin, as described in the Notes thereto, as though these transactions occurred at December 31, 1994. These statements should be read in conjunction with the Notes thereto and with the historical financial statements of American Brands and the notes thereto.

                                              AMERICAN BRANDS, INC. AND SUBSIDIARIES
                                          PRO FORMA CONDENSED BALANCE SHEET (Unaudited)
                                                        DECEMBER 31, 1994
                                                          (IN MILLIONS)
                                                                           AMERICAN           PRO FORMA
                                                                            BRANDS           ADJUSTMENTS         PRO FORMA
                                                                           --------          -----------         ---------
Assets
   Current assets
    Cash and cash equivalents                                               $  110.1                              $  110.1
    Accounts receivable, net                                                 1,067.9                               1,067.9
    Inventories                                                              2,015.7                               2,015.7
    Net assets of discontinued operations                                    1,170.0        $(1,170.0) (H)               -
    Other current assets                                                       307.2                                 307.2
                                                                            --------        ---------             --------

      Total current assets                                                   4,670.9         (1,170.0)             3,500.9
                                                                            --------        ---------             --------
   Property, plant & equipment, net                                          1,212.7                               1,212.7
   Intangibles resulting from business
    acquisitions, net                                                        3,549.1                               3,549.1
   Other assets                                                                361.7                                 361.7
                                                                            --------        ---------             --------
      Total assets                                                          $9,794.4        $(1,170.0)            $8,624.4
                                                                            ========        =========             ========


      See Accompanying Notes to Unaudited Condensed Financial Statements.

                                              AMERICAN BRANDS, INC. AND SUBSIDIARIES
                                          PRO FORMA CONDENSED BALANCE SHEET (Unaudited)
                                                        DECEMBER 31, 1994
                                                          (IN MILLIONS)
                                                                           AMERICAN         PRO FORMA
                                                                            BRANDS         ADJUSTMENTS           PRO FORMA
                                                                           --------        -----------           ---------
Liabilities and stockholders' equity
   Current liabilities

   Notes payable to banks                                                  $   77.3         $   (77.3) (H)      $       -
                                                                                                375.0  (A)
    Commercial paper                                                          103.3            (478.3) (H)              -
    Accounts payable and accrued
      expenses and other liabilities                                        1,327.6                               1,327.6
    Accrued excise and other taxes                                          1,082.1                               1,082.1
    Current portion of long-term debt                                         525.2            (239.4) (H)          285.8
                                                                           --------         ---------           ---------
        Total current liabilities                                           3,115.5            (420.0)            2,695.5
                                                                           --------         ---------           ---------
Long-term debt                                                              1,512.1                               1,512.1

Deferred income taxes                                                         133.0                                 133.0

Postretirement and other liabilities                                          396.3                                 396.3
                                                                           --------         ---------            ---------
        Total liabilities                                                   5,156.9            (420.0)            4,736.9
                                                                           --------         ---------           ---------
Convertible preferred stock
   redeemable at Company's option                                              15.7                                  15.7
                                                                           --------                             ---------

Common stockholders' equity
   Common stock, par value $3.125 per
      share, 229.6 shares issued                                              717.4                                 717.4

   Paid-in capital                                                            174.6                                 174.6

   Foreign currency adjustments                                              (249.0)                               (249.0)

   Retained earnings                                                        4,724.4                               4,724.4

                                                                                               (375.0) (A)
   Treasury stock, at cost                                                   (745.6)           (375.0) (H)       (1,495.6)
                                                                           --------         ---------           ---------
      Total Common stockholders' equity                                     4,621.8            (750.0)            3,871.8
                                                                           --------         ---------           ---------
        Total liabilities and stockholders' equity                         $9,794.4         $(1,170.0)          $ 8,624.4
                                                                           ========         =========           =========

      See Accompanying Notes to Unaudited Condensed Financial Statements.

                                              AMERICAN BRANDS, INC. AND SUBSIDIARIES
                                       PRO FORMA CONDENSED STATEMENT OF INCOME (Unaudited)
                                                   YEAR ENDED DECEMBER 31, 1993
                                             (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
                                                         AMERICAN         AMERICAN            PRO FORMA
                                                          BRANDS          TOBACCO            ADJUSTMENTS         PRO FORMA
                                                         --------         --------           -----------         ---------

Net sales                                               $12,630.5         $(1,501.5)                             $11,129.0
                                                        ---------         ---------                              ---------
Cost of products sold                                     3,587.6            (345.3)                               3,242.3
Excise taxes on products sold                             5,413.9            (360.9)                               5,053.0
                                                        ---------         ---------                              ---------
                                                          9,001.5            (706.2)                               8,295.3
                                                        ---------         ---------                              ---------
Gross profit                                              3,629.0            (795.3)                               2,833.7
                                                        ---------         ---------                              ---------
Advertising, selling and
   administrative expenses                                2,315.2            (626.1)                               1,689.1
Amortization of intangibles                                  92.4                                                     92.4
Restructuring charges                                        40.8                                                     40.8
                                                        ---------         ---------                              ---------
                                                          2,448.4            (626.1)                               1,822.3
                                                        ---------         ---------                              ---------
Operating income                                          1,180.6            (169.2)                               1,011.4
                                                        ---------         ---------                              ---------

                                                                                              $ (37.5) (C)
Interest and related charges                                227.6              (1.6)            (47.7) (J)           140.8
Corporate administrative expenses                            78.1                                                     78.1
Other (income) expenses, net                                 (0.5)              1.1                                    0.6
                                                        ---------         ---------           -------            ---------
                                                            305.2              (0.5)            (85.2)               219.5
                                                        ---------         ---------           -------            ---------
Income from continuing operations
   before income taxes                                      875.4            (168.7)             85.2                791.9
                                                                                                 13.1  (D)
Income taxes                                                334.2             (46.6)             16.7  (K)           317.4
                                                        ---------         ---------           -------            ---------
Income from continuing operations                       $   541.2         $  (122.1)          $  55.4              $ 474.5
                                                        =========         =========           =======            =========
Income from continuing operations
   Per Common share
    Primary                                                 $2.67                                                    $2.60 (L)
                                                        =========                                                =========
    Fully diluted                                           $2.63                                                    $2.56 (L)
                                                        =========                                                =========

Average number of Common shares
   outstanding
    Primary                                                 201.8                                                    181.8 (L)
                                                        =========                                                =========
    Fully diluted                                           213.7                                                    193.7 (L)
                                                        =========                                                =========


      See Accompanying Notes to Unaudited Condensed Financial Statements.

                                              AMERICAN BRANDS, INC. AND SUBSIDIARIES
                                       PRO FORMA CONDENSED STATEMENT OF INCOME (Unaudited)
                                                   YEAR ENDED DECEMBER 31, 1994
                                             (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
                                                         AMERICAN         AMERICAN            PRO FORMA
                                                          BRANDS          TOBACCO            ADJUSTMENTS         PRO FORMA
                                                         --------         --------           -----------         ---------
Net sales                                                $13,146.5        $(1,594.7)                            $11,551.8
                                                         ---------        ---------                             ---------

Cost of products sold                                      3,765.1           (351.4)                              3,413.7
Excise taxes on products sold                              5,656.8           (425.3)                              5,231.5
                                                         ---------        ---------                             ---------
                                                           9,421.9           (776.7)                              8,645.2
                                                         ---------        ---------                             ---------
Gross profit                                               3,724.6           (818.0)                              2,906.6
                                                         ---------        ---------                             ---------
Advertising, selling and
   administrative expenses                                 2,315.9           (570.4)                              1,745.5
Amortization of intangibles                                   96.3                -                                  96.3
                                                         ---------        ---------                             ---------
                                                           2,412.2           (570.4)                              1,841.8
                                                         ---------        ---------                             ---------
Operating income                                           1,312.4           (247.6)                              1,064.8
                                                         ---------        ---------                             ---------
                                                                                              $ (37.5) (C)
Interest and related charges                                 212.1             (1.2)            (47.7) (J)          125.7
Corporate administrative expenses                             69.9                                                   69.9
Other (income) expenses, net                                  12.1              0.7                                  12.8
                                                         ---------        ---------           -------           ---------
                                                             294.1             (0.5)            (85.2)              208.4
                                                         ---------        ---------           -------           ---------
                                                           1,018.3           (247.1)             85.2               856.4
                                                         ---------        ---------           -------           ---------
Gain on disposal of businesses, net                          332.9                             (577.9) (F)         (245.0)
                                                         ---------        ---------           -------           ---------
Income from continuing operations
   before income taxes                                     1,351.2           (247.1)           (492.7)              611.4

                                                                                                 13.1  (D)
                                                                                                (69.6) (G)
Income taxes                                                 466.1            (99.9)             16.7  (K)          326.4
                                                         ---------        ---------           -------           ---------
Income from continuing operations                        $   885.1        $  (147.2)          $(452.9)          $   285.0
                                                         =========        =========           =======           =========
Income from continuing operations
   Per Common share
    Primary                                                  $4.38                                                  $1.56  (L)
                                                         =========                                              =========
    Fully diluted                                            $4.24                                                  $1.55  (L)
                                                         =========                                              =========

Average number of Common shares
   outstanding

    Primary                                                  201.6                                                  181.6  (L)
                                                         =========                                              =========
    Fully diluted                                            213.7                                                  185.8  (L)
                                                         =========                                              =========

      See Accompanying Notes to Unaudited Condensed Financial Statements.

                             AMERICAN BRANDS, INC.

          NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

The American Brands column in the pro forma condensed balance sheet at December 31, 1994 reflects the sale of American Tobacco and includes American Brands' gain on the sale and initial reduction of debt with the proceeds. The American Brands column also reflects the disposal of Franklin on a discontinued operations basis and American Brands' loss on the sale. The "Net assets of discontinued operations" represents the $1.17 billion proceeds received from the sale on January 31, 1995.

The American Brands column in the pro forma condensed statement of income for the year ended December 31, 1993 includes American Tobacco's results for the full period and for the year ended December 31, 1994 includes American Tobacco's results up to its sale date of December 22, 1994 and American Brands' gain on the sale. The American Brands columns for the years ended December 31, 1993 and 1994 do not include Franklin's results or American Brands' loss on the sale since the transaction represented a disposal of a business segment and was treated as a discontinued operation and as such was reported below "Income from continuing operations." The American Tobacco column in the pro forma condensed financial statements reflects the amounts which are included in the American Brands columns.


THE AMERICAN TOBACCO COMPANY
----------------------------

         (A) On December 22, 1994, American Brands sold American Tobacco to Brown & Williamson Tobacco Corporation, a wholly-owned subsidiary of B.A.T Industries p.l.c., for $1 billion in cash. The proceeds on the sale were initially used to reduce short-term debt. In connection with the sale, the Board of Directors of American Brands authorized the purchase of up to 10 million shares of its Common stock. The pro forma adjustments column reflects a purchase of 10 million shares of American Brands' Common stock, at a cost of $37.50 per share (closing market price on December 30, 1994), or $375 million. The share purchase is reflected as an increase in Treasury stock, at cost, with an offsetting increase in short-term debt. Retained earnings reflects a gain of $508.3 million (net of $69.6 million of taxes) on the sale in the American Brands column.

         (B) The pro forma condensed statements of income pro forma adjustments columns for the years ended December 31, 1993 and 1994 reflect the related interest expense adjustment on the short-term debt reduction of $625 million as follows:
                                                   Year ended December 31,
                                                   -----------------------
                                                 1993               1994
                                                 ----               ----
                                                       (In millions)

         (C)  Reduction in interest
expense at an assumed average
interest rate of 6%.                            $ 37.5            $ 37.5
                                                ======            ======

         (D)  Increase income taxes
relates to the reduction in interest
expense.                                        $ 13.1            $ 13.1
                                                ======            ======

         (E) The pro forma condensed statements of income pro forma adjustments column for the year ended December 31, 1994, reflects the elimination of American Brands' gain on the sale of American Tobacco as follows:

                                                   Year ended December 31,
                                                   ----------------------
                                                           1994
                                                           ----
                                                      (In millions)

         (F)  Reduction in gain on
disposal of businesses, net for
elimination of gain on sale                              $ 577.9
                                                         =======
         (G)  Decrease in income taxes
relates to elimination of gain on sale                   $  69.6
                                                         =======

AMERICAN FRANKLIN COMPANY
-------------------------

         (H) On January 31, 1995, American Brands sold Franklin to American General Corporation for $1.17 billion in cash. Such transaction represents a disposal of a business segment and was treated as a discontinued operation. In connection with the sale, the Board of Directors of American Brands authorized the purchase of up to 10 million shares of its Common stock. The pro forma condensed balance sheet pro forma adjustments column reflects a $1.17 billion reduction in "Net assets of discontinued operations" and assumes a $795 million reduction of short-term debt and a purchase of 10 million shares of American Brands' Common stock, at a cost of $37.50 per share (closing market price on December 30, 1994), or $375 million. The share purchase is reflected as an increase in Treasury stock, at cost. Retained earnings in the American Brands column reflects a loss of $206.8 million on the sale.

         (I) The pro forma condensed statements of income pro forma adjustments columns for the years ended December 31, 1993 and 1994 reflect the related interest expense adjustment on the $795 million short-term debt reduction as follows:
                                                 Year ended December 31,
                                                 -----------------------
                                               1993               1994
                                               ----               ----
                                                    (In millions)

         (J)  Reduction in interest
expense at an assumed average
interest rate of 6%.                          $ 47.7             $ 47.7
                                              ======             ======
         (K)  Increase in income taxes
relates to the reduction in interest
expense.                                      $ 16.7             $ 16.7
                                              ======             ======

         The pro forma condensed statements of income do not reflect the loss, including net income during the phase-out period from November 30 through the January 31, 1995 date of sale, of $206.8 million. Such loss is included in "Net income (loss) from discontinued operations" which is not shown in pro forma condensed statements of income since it is reflected below "Income from continuing operations".

         (L) Pro forma income from continuing operations per Common share and Average number of Common shares outstanding also reflect the assumed purchase of 20 million Common shares.

         Anti-dilutive shares are excluded from the calculation of fully diluted earnings per Common share in 1994.